Disposal groups classified as held for sale	12 Months Ended
Dec. 31, 2023
Disposal groups classified as held for sale
Disposal groups classified as held for sale

4.Disposal groups classified as held for sale

During 2023, the Company’s management committed to a plan to sell the following in connection with its Legacy Portfolio Optimization program (as defined below):

●	the Company signed an agreement to sell 51 of its renal dialysis clinics in Sub-Saharan Africa currently included in its Care Delivery segment, to a South African hospital group.
●	the Company signed an agreement to sell its Cura Day Hospitals Group (Cura) in Australia currently included in its Care Delivery segment to a global alternative asset manager and a consortium of healthcare professionals.
●	the Company committed to sell 10 of its renal dialysis facilities in Guatemala, Curacao and Peru, currently included in its Care Delivery segment.

Transactions which remain open as of the date of this report are subject to regulatory approvals or certain other closing conditions, but are expected to be completed within a year from the date of classification as assets held for sale. Immediately before the classification of these disposals as held for sale, an impairment loss was recognized for the agreed-upon divestitures and is included in other operating expenses in the consolidated statements of income (see note 5 f) for further details). The carrying amounts of the assets in the disposal group for the proposed divestiture of facilities in Guatemala, Curacao and Peru are recognized at their fair value less costs to sell. The portion of the non-recurring fair value measurement attributable to the Company and its shareholders of €7,824 for these transaction is categorized as level 3 of the fair value hierarchy using the preliminary purchase price. The proposed divestiture of the Company’s clinic network in Sub-Saharan Africa and Cura did not result in an impairment loss and the assets are recorded at their carrying amount. As of December 31, 2023 and December 31, 2022, the following assets and liabilities were classified as held for sale:

Assets and liabilities of disposal groups classified as held for sale in € THOUS
	2023	2022

Cash and cash equivalents	23,733	—
Trade accounts and other receivables from unrelated parties	27,535	—
Property, plant and equipment	42,710	—
Right-of-use assets	114,602	—
Goodwill (1)	274,543	—
Other	24,477	—
Assets held for sale	507,600	—

Accounts payable to unrelated parties	12,880	—
Lease liabilities	128,653	—
Provisions and other liabilities	39,091	—
Liability directly associated with assets held for sale	180,624	—

(1)Goodwill was allocated to the disposal groups on a relative fair value basis.

As of December 31, 2023, the accumulated foreign currency translation loss recognized in other comprehensive income related to the disposal groups amounted to €4,230.

For information regarding disposal groups previously held for sale and subsequently divested, including the gains and losses recorded as a result of these divestitures, see notes 3 and 5 f).